ALTERNATIVES   BLACKROCK SOLUTIONS    EQUITIES    FIXED INCOME    LIQUIDITY    REAL ESTATE

BlackRock New York Municipal Bond Fund
of BlackRock Multi-State Municipal Series Trust

Prospectus
October 2, 2006

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Key Facts
BlackRock New York Municipal Bond Fund at a Glance	3
Risk/Return Bar Chart	5
Fees and Expenses	7

Details About the Fund
How the Fund Invests	9
Investment Risks	10
Statement of Additional Information	16

Your Account
Pricing of Shares	17
How to Buy, Sell, Transfer and Exchange Shares	25
How Shares are Priced	31
Participation in Fee-Based Programs	32
Dividends and Taxes	33
Electronic Delivery	34
Delivery of Shareholder Documents	34

Management of the Fund
BlackRock Advisors, LLC	35
Financial Highlights	38

For More Information
Shareholder Reports	Back Cover
Statement of Additional Information	Back Cover

Key Facts

BlackRock New York Municipal Bond Fund at a Glance

IMPORTANT DEFINITIONS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined highlighted terms in this Prospectus in the sidebar.

Investment Grade — any of the four highest debt obligation rating categories used by recognized rating agencies, including Moody’s, Standard & Poor’s and Fitch Ratings.

New York Municipal Bond — a debt obligation issued by or on behalf of a governmental entity in New York State or New York City or other qualifying issuer that, in the opinion of bond counsel to the issuer, pays interest that is excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and is exempt from New York State and New York City personal income taxes.

Credit Risk — the risk that the issuer of a bond or other fixed-income security will be unable to pay the interest or principal when due.

Call and Redemption Risk — the risk that a bond’s issuer may call a bond held by the Fund for redemption before it matures.

What is the Fund’s investment objective?

The investment objective of the Fund is to provide shareholders with income exempt from Federal income tax and New York State and New York City personal income taxes.

What are the Fund’s main investment strategies?

The Fund invests primarily in a portfolio of long term investment grade New York municipal bonds. These may be obligations of a variety of issuers including governmental entities in New York and issuers located in Puerto Rico, the U.S. Virgin Islands and Guam. Under normal circumstances, the Fund will invest at least 80% of its assets in New York municipal bonds. When choosing investments, Fund management considers various factors, including the credit quality of issuers, yield analysis, maturity analysis and the call features of the obligations. Under normal conditions, the Fund’s weighted average maturity will be more than ten years.

What are the main risks of investing in the Fund?

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and, therefore, the value of Fund shares — may fluctuate. These changes may occur in response to interest rate changes or other factors that may affect the municipal bond market generally, or a particular issuer or obligation. Generally, when interest rates go up, the value of debt instruments like municipal bonds goes down. Also, Fund management may select securities that underperform the municipal bond markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. If the value of the Fund’s investments goes down, you may lose money.

The Fund’s investments in municipal bonds are also subject to credit risk and call and redemption risk.

In addition, since the Fund invests at least 80% of its assets in New York municipal bonds, it is more exposed to negative political or economic factors in New York than a fund that invests more widely.

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Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. The Fund may be an appropriate investment for you if you:

•	Are looking for income that is excludable from gross income for Federal income tax purposes and exempt from New York State and New York City personal income taxes
•	Want a professionally managed portfolio without the administrative burdens of direct investments in municipal bonds
•	Are looking for liquidity
•	Can tolerate the risk of loss caused by negative political or economic developments in New York, changes in interest rates or adverse changes in the price of bonds in general

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Risk/Return Bar Chart

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for Institutional shares for each of the past ten calendar years. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Fund’s shares with those of the Lehman Brothers Municipal Bond Index, a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 5.83% (quarter ended December 31, 2000) and the lowest return for a quarter was -3.04% (quarter ended June 30, 1999). The year-to-date return as of June 30, 2006 was 1.00%.

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After-tax returns are shown only for Institutional shares and will vary for other classes. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax-advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2005)	One Year	Five Years	Ten Years

BlackRock New York Municipal
Bond Fund — Investor A(a):
Return Before Taxes(b)	-0.68%	3.78%	4.16%

BlackRock New York Municipal
Bond Fund — Investor A1(c):
Return Before Taxes(b)	-0.28%	4.01%	4.35%

BlackRock New York Municipal
Bond Fund — Investor B(d):
Return Before Taxes(b)	-0.60%	4.08%	4.35%

BlackRock New York Municipal
Bond Fund — Investor C(a):
Return Before Taxes(b)	1.96%	3.91%	3.83%

BlackRock New York Municipal
Bond Fund — Investor C1(c):
Return Before Taxes(b)	2.37%	4.34%	4.25%

BlackRock New York Municipal
Bond Fund — Institutional(e):
Return Before Taxes(b)	3.98%	4.95%	4.87%
Return After Taxes on Distribution(b)	3.98%	4.94%	4.81%
Return After Taxes on Distribution
and Sale of Fund Shares(b)	4.31%	4.95%	4.86%

Lehman Brothers Municipal Bond Index(f)	3.51%	5.59%	5.71%

(a)	Investor A and Investor C shares will commence operations following the date of this Prospectus. The returns for Investor A and Investor C shares are based upon performance of the Fund’s Institutional shares. The returns for Investor A and Investor C shares, however, are adjusted to reflect the distribution and account maintenance (12b-1) fees and other fees applicable to such shares.
(b)	Includes all applicable fees and sales charges.
(c)	Prior to the date of this Prospectus, Investor A1 shares were designated Class A shares and Investor C1 shares were designated Class C shares. Investor A1 and Investor C1 shares will not generally be available for purchase except for dividend and capital gain reinvestment for existing shareholders. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(d)	Prior to the date of this Prospectus, Investor B shares were designated Class B shares. Investor B shares will not generally be available for purchase except for exchanges and dividend and capital gain reinvestment for existing shareholders. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(e)	Prior to the date of this Prospectus, Institutional shares were designated Class I shares. The returns for Institutional shares do not reflect the Institutional front end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns shown for Institutional shares would be lower.
(f)	This unmanaged index consists of long term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

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Fees and Expenses

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Fund may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Manager for managing the Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

The Fund offers six different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial adviser or other financial intermediary can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment):(a)	Investor A	Investor A1(b)	Investor B(c)	Investor C	Investor C1(b)	Institutional

Maximum Sales Charge (load)
imposed on purchases (as a
percentage of offering price)	4.25% (d)	4.00% (d)	None	None	None	None

Maximum deferred sales charge
(load) (as a percentage of original
purchase price or redemption proceeds
whichever is lower)	None (e)	None (e)	4.00% (d)	1.00% (d)	1.00% (d)	None

Maximum sales charge (load) imposed
on dividend reinvestments	None	None	None	None	None	None

Redemption Fee	None	None	None	None	None	None

Exchange Fee	None	None	None	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from
fund assets):

Management Fee(f)	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%

Distribution and/or Service (12b-1)
Fees(g)	0.25%	0.10%	0.50%	1.00%	0.60%	None

Other expenses (including transfer
agency fees)(h)	0.19%	0.19%	0.20%	0.19%	0.20%	0.19%

Total Annual Fund Operating
Expenses(f)	0.99%	0.84%	1.25%	1.74%	1.35%	0.74%

(a)	In addition, certain selected securities dealers or other financial intermediaries may charge clients a processing fee when a client buys or redeems shares. For example, Merrill Lynch generally charges a fee of $5.35 when a client buys or redeems shares. Also, PFPC, Inc., the transfer agent, charges a fee of $7.50 for redemption payments made by wire transfer and $15 for redemption by check sent via overnight mail. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(b)	As of the date of this Prospectus, Investor A1 and Investor C1 shares generally are no longer available for purchase but continue to be available for dividend and capital gain reinvestment. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(c)	Investor B shares automatically convert to Investor A1 shares approximately ten years after you buy them and will no longer be subject to distribution fees and will be subject to lower account maintenance fees. As of the date of this Prospectus, Investor B shares generally are not available for purchase but are available for exchanges and for dividend and capital gain reinvestment. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(d)	Some investors may qualify for reductions in or waivers of the sales charge (load). See “Your Account — Pricing of Shares.”
(e)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within 18 months (Investor A shares) or one year (Investor A1 shares).
(f)	The Manager may reimburse a portion of the Fund’s management fee in connection with the Fund’s investment in an affiliated money market fund. For the fiscal year ended September 30, 2005, there was no impact to the Total Annual Fund Operating Expenses.
(g)	The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Investor B, Investor C or Investor C1 shares over time, it may cost you more in distribution and account maintenance (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.
(h)	PFPC, Inc., an affiliate of the Manager, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Manager or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Manager or its affiliates for such services.

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Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Investor A	$522	$727	$949	$1,586

Investor A1	$482	$657	$847	$1,396

Investor B	$527	$697	$886	$1,511

Investor C	$277	$548	$944	$2,052

Investor C1	$237	$428	$739	$1,624

Institutional	$76	$237	$411	$918

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Investor A	$522	$727	$949	$1,586

Investor A1	$482	$657	$847	$1,396

Investor B	$127	$397	$686	$1,511

Investor C	$177	$548	$944	$2,052

Investor C1	$137	$428	$739	$1,624

Institutional	$76	$237	$411	$918

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Details About the Fund

How the Fund Invests

ABOUT THE PORTFOLIO MANAGER

Timothy T. Browse, CFA, is a Vice President of BlackRock Multi-State Municipal Series Trust (the “Trust”) and the portfolio manager of the Fund.

ABOUT THE MANAGER AND THE SUB-ADVISER

The Fund is managed by BlackRock Advisors, LLC and sub-advised by BlackRock Investment Management, LLC. As used in this Prospectus, the term “Manager” includes the sub-adviser.

The Fund’s investment objective is to provide shareholders with income that is exempt from Federal income tax and New York State and New York City personal income taxes.

Outlined below are the main strategies the Fund uses in seeking to achieve its investment objective.

The Fund invests primarily in long term, investment grade New York municipal bonds. These may be obligations of a variety of issuers including governmental entities or other qualifying issuers. Issuers may be located in New York or in other qualifying jurisdictions such as Puerto Rico, the U.S. Virgin Islands and Guam.

Under normal circumstances, the Fund will invest at least 80% of its assets in New York municipal bonds. The Fund may invest in either fixed rate or variable rate obligations. At least 80% of the Fund’s assets will be invested in investment grade securities.

Under normal conditions, the Fund’s weighted average maturity will be more than ten years.

New York’s economy is influenced by numerous factors including developments in the banking, finance, insurance, transportation, communications and service employment industries. New York’s economy relies less on manufacturing than does the nation as a whole. Fund management does not believe that current economic conditions in New York will have a significant adverse effect on the Fund’s ability to continue to invest in high quality New York municipal bonds.

Fund management considers a variety of factors when choosing investments, such as:

•	Credit Quality of Issuers — based on bond ratings and other factors including economic and financial conditions.
•	Yield Analysis — takes into account factors such as the different yields available on different types of obligations and the shape of the yield curve (longer term obligations typically have higher yields).
•	Maturity Analysis — the weighted average maturity of the portfolio will be maintained within a desirable range as determined from time to time. Factors considered include portfolio activity, maturity of the supply of available bonds and the shape of the yield curve.

In addition, Fund management considers the availability of features that protect against an early call of a bond by the issuer.

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Other Strategies. In addition to the main strategies discussed above, the Fund may use certain other investment strategies:

The Fund may invest up to 20% of its assets in high yield bonds (also known as “junk” bonds); however, the Fund will not invest in bonds that at the time of purchase are in default or that Fund management believes will be in default.

For temporary periods, the Fund may invest up to 35% of its assets in short term tax exempt or taxable money market obligations, although the Fund will generally not invest more than 20% of its net assets in taxable money market obligations. As a temporary measure for defensive purposes, the Fund may invest without limitation in short term tax exempt or taxable money market obligations. These short term investments may limit the potential for the Fund to achieve its objective.

The Fund may use derivatives for hedging purposes or to seek to enhance returns. Derivatives are financial instruments whose value is derived from another security or an index such as the Lehman Brothers Municipal Bond Index. Derivatives may be volatile and subject to liquidity, leverage and credit risks.

The Fund may also invest uninvested cash balances in affiliated money market funds.

The Fund’s investments may include private activity bonds that may subject certain shareholders to a Federal alternative minimum tax.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Fund. As with any fund, there can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time.

Set forth below are the main risks of investing in the Fund:

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Credit Risk — Credit risk is the risk that the issuer of a security will be unable to pay interest or repay the principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

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Interest Rate Risk — Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

State Specific Risk — The Fund will invest primarily in New York Municipal Bonds. As a result, the Fund is more exposed to risks affecting issuers in New York than is a municipal bond fund that invests more widely. New York State, New York City and other New York public bodies have sometimes encountered financial difficulties of a type that could have an adverse effect on the performance of the Fund. As the nation’s financial capital, New York faces a particularly large degree of uncertainty from interest rate risk and equity market volatility. The New York economy tends to be more sensitive to monetary policy actions and to movements in the national and world economies than the economies of other states.

Call and Redemption Risk — A bond’s issuer may call a bond for redemption before it matures. If this happens to a bond the Fund holds, the Fund may lose income and may have to invest the proceeds in bonds with lower yields.

General Obligation Bonds — The faith, credit and taxing power of the issuer of a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility or class of facilities, or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities or the amount of revenues derived from another revenue source.

Moral Obligation Bonds — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

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Municipal Lease Obligations — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing and Leverage Risk — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Certain derivative securities that the Fund may buy or other techniques that the Fund may use may create leverage, including, but not limited to, when issued securities, forward commitments and futures contracts and options.

Derivatives — The Fund may use derivative instruments to hedge its investments or to seek to enhance returns. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:

Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Leverage risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative

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will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Because the Fund may use derivatives to seek to enhance returns, its investments will expose the Fund to the risks outlined above to a greater extent than if the Fund used derivatives solely for hedging purposes. Use of derivatives to seek to enhance returns may be considered speculative.

Indexed and Inverse Floating Rate Securities — The Fund may invest in securities the potential return of which is directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities.

Illiquid Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

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Swap Agreements — Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

When Issued and Delayed Delivery Securities and Forward Commitments — The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Variable Rate Demand Obligations — Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

Taxability Risk — The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable.

Standby Commitment Agreements — Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer. Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Repurchase Agreements, Purchase and Sale Contracts — The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period. If a repurchase agreement or purchase and sale contract is not denominated in U.S. dollars, the Fund’s return may be affected by currency fluctuations. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Junk Bonds — Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade debt securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

Insured Municipal Bonds — Bonds purchased by the Fund may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect the Fund or its shareholders from losses caused by declines in a bond’s market value.

Private Activity Bonds — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.

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Statement of Additional Information

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

For a discussion of the Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Statement of Additional Information. The Fund makes its top ten holdings available on a monthly basis at www.blackrock.com generally within 12 business days after the end of the month to which the information applies.

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Your Account

Pricing of Shares

The Fund offers six share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your financial adviser or other financial intermediary can help you determine which share class is best suited to your personal financial goals.

For example, if you select Institutional shares of the Fund, you will not pay any sales charge. However, only certain investors may buy Institutional shares. If you select Investor A shares of the Fund, you generally pay a sales charge at the time of purchase and an ongoing account maintenance fee of 0.25% per year. You may be eligible for a sales charge reduction or waiver.

Certain financial intermediaries that make Fund shares available to their customers may charge fees in addition to those described in this Prospectus for providing certain services, including: marketing, distribution or other services intended to assist in the offer and sale of Fund shares; shareholder servicing activities; and/or sub-transfer agency services provided to individual shareholders or beneficial owners where a financial intermediary maintains omnibus accounts with the Fund’s transfer agent. The Manager, the Distributors or their affiliates may pay all or a portion of those fees out of their own resources. The amount of fees paid to a financial intermediary in any given year will vary and may be based on one or more factors, including a fixed amount, a fixed percentage rate, a financial intermediary’s sales of Fund shares, assets in Fund shares held by the intermediary’s customers, or other factors. In addition, consistent with applicable regulations, the Distributors or their affiliates may from time to time pay for or make contributions to financial intermediaries or their employees in connection with various activities including: training and education seminars for financial intermediary employees, clients and potential clients; due diligence meetings regarding the Fund; recreational activities; gifts; and/or other non-cash items. See the Statement of Additional Information for more information.

If you select Investor C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these

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fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Investor C shares.

Investor A1, Investor B and Investor C1 shares are offered on a very limited basis as described below. Investor A1 shares are subject to an ongoing account maintenance fee. Investor B and Investor C1 shares are subject to ongoing account maintenance and distribution fees and may be subject to a deferred sales charge.

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. created a new BlackRock, Inc., a new independent asset management company. See “Management of the Fund.” In connection with this transaction, Merrill Lynch Multi-State Municipal Series Trust was renamed “BlackRock Multi-State Municipal Series Trust” and Merrill Lynch New York Municipal Bond Fund was renamed “BlackRock New York Municipal Bond Fund.” These transactions are together referred to as the “Transactions.” In connection with the Transactions, existing shareholders of the Fund as of the date of this Prospectus hold shares as described in the following chart:

If you held shares of the following share class of the Fund	Your share class became the following share class of the Fund:

Class A	Investor A1

Class B	Investor B

Class C	Investor C1

Class I	Institutional

The Fund’s shares are distributed by FAM Distributors, Inc. and BlackRock Distributors, Inc., each an affiliate of the Manager.

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The table below summarizes key features of each of the Fund’s share classes.

	Investor A	Investor A1	Investor B	Investor C	Investor C1	Institutional

Availability	Generally available through selected securities dealers and other financial intermediaries.	Available only for dividend and capital gain reinvestment	Available only for exchanges and dividend and capital gain reinvestment	Generally available through selected securities dealers and other financial intermediaries.	Available only for dividend and capital gain reinvestment	Limited to certain eligible investors including:
• Current Institutional
   shareholders that meet
   certain requirements
• Participants in certain
   programs sponsored by the
   Manager or its affiliates, or
   selected securities dealers
   or other financial
   intermediaries
• Certain employees and
affiliates of the Manager or its affiliates

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for larger investments.	Yes. Payable at time of purchase. Lower sales charges available for larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.

Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within 18 months.)	No. (May be charged for purchases over $1 million that are redeemed within one year.)	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within one year of purchase.	Yes. Payable if you redeem within one year of purchase.	No.

Account Maintenance and Distribution Fees?	0.25% Annual Account Maintenance Fee; No Distribution Fee.	0.10% Annual Account Maintenance Fee; No Distribution Fee.	0.25% Annual Account Maintenance Fee; 0.25% Annual Distribution Fee	0.25% Annual Account Maintenance Fee. 0.75% Annual Distribution Fee.	0.25% Annual Account Maintenance Fee. 0.35% Annual Distribution Fee.	No.

Redemption Fee?	No.	No.	No.	No.	No.	No.

Conversion to Investor A1 shares?	No.	N/A	Yes, automatically after approximately ten years.	No.	No.	No.

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Institutional Shares

Institutional shares are not subject to any sales charge. Only certain investors are eligible to buy Institutional shares. Your financial adviser or other financial intermediary can help you determine whether you are eligible to buy Institutional shares.

Eligible Institutional investors include the following:

•	Investors who currently own Institutional Shares of the Fund may make additional purchases of Institutional Shares of the Fund except for investors holding shares through certain omnibus accounts at financial intermediaries that are omnibus with the Fund and do not meet the applicable investment minimums.
•	Institutional and individual retail investors with a minimum investment of $2 million who purchase through certain broker-dealers or directly from the Transfer Agent
•	Investors in selected fee based programs
•	Registered investment advisers with a minimum investment of $250,000
•	Trust department clients of PNC Bank and Merrill Lynch Trust Company and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets
•	Unaffiliated banks, thrifts or trust companies that have agreements with a Distributor
•	Holders of certain Merrill Lynch sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of the Fund
•	Employees and directors/trustees of BlackRock, Merrill Lynch or their affiliates

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IMPORTANT DEFINITIONS

Right of Accumulation — permits you to pay the sales charge that would apply to the current value of all qualifying Investor class and Institutional shares taken together that you own in BlackRock Funds.

Letter of Intent — permits you to pay the sales charge that would apply if you add up all qualifying Investor class and Institutional shares of BlackRock Funds that you agree to buy within a 13 month period. Certain restrictions apply.

Investor A Shares — Initial Sales Charge Option

If you select Investor A shares of the Fund, you will pay a sales charge at the time of purchase as shown in the following table.

Your Investment	As a % of Offering Price	As a % of Your Investment(a)	Dealer Compensation as a % of Offering Price

Less than $100,000	4.25%	4.58%	4.00%

$100,000 but less
than $250,000	3.25%	3.36%	3.00%

$250,000 but less
than $500,000	2.50%	2.56%	2.25%

$500,000 but less
than $1,000,000	2.25%	2.30%	2.00%

$1,000,000 and over(b)
	0.00%	0.00%	(b)

(a)	Rounded to the nearest one-hundredth percent.
(b)	If you invest $1,000,000 or more in Investor A shares, you may not pay an initial sales charge. In that case, the Manager compensates the selling dealer or other financial intermediary from its own funds. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of 0.50% of the lesser of the original cost of the shares being redeemed or your redemption proceeds.

Investor A1 shares are available only for reinvestment of dividends and capital gains. You may exchange your Investor A1 shares for Investor A shares of another BlackRock Fund, but if you exchange for a class with a higher front end sales charge, that higher charge may apply.

No initial sales charge applies to Investor A or Investor A1 shares that you buy through reinvestment of Fund dividends.

The table above shows the reduced sales charges for which you may qualify when you purchase Investor A shares of the Fund. You may qualify for these reductions through a single purchase or under a right of accumulation or letter of intent. These reductions will apply to the value of all qualifying holdings in shares of the Fund or other mutual funds advised by the Manager or its affiliates (“BlackRock Funds”) owned by you, your spouse and/or your children under the age of twenty-one and purchases by a single trustee of a single trust estate or a single fiduciary for your benefit. For this purpose, the value of your holdings means the offering price of the newly purchased shares (including any applicable sales charge) plus the current value (including any sales charges paid) of all other shares you already hold taken together. For purposes of the right of accumulation, you may not combine with your other holdings shares held in pension, profit sharing or other employee benefit plans if those shares are held in the name of a nominee or custodian.

In order to receive a reduced sales charge, at the time you purchase shares of the Fund or any other BlackRock Fund, you should inform your financial adviser or other financial intermediary or the Transfer Agent of any other shares of the Fund or any other BlackRock Fund owned by you, your spouse and/or your children under the age of twenty-one. These may include shares held in accounts held at a selected securities dealer, or

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another broker-dealer or other financial intermediary, including personal accounts, certain retirement accounts, employee benefit plan accounts, UGMA/UTMA accounts, Joint Tenancy accounts, trust accounts and Transfer on Death accounts, as well as shares purchased by a trust of which you are a beneficiary. Your financial adviser or other financial intermediary may request documentation — including account statements and records of the original cost of the shares owned by you, your spouse and/or your children under the age of twenty-one — from you to show that you qualify for a reduced sales charge. You should retain these records because — depending on where an account is held or the type of account — the Fund, its Transfer Agent, and/or your financial adviser or other financial intermediary may not be able to maintain this information. If you do not notify your financial adviser or other financial intermediary, or the BlackRock Funds, you may not receive the sales charge reduction to which you are otherwise entitled.

A sales charge waiver on a purchase of Investor A or Investor A1 shares may also apply for:

•	Persons investing through an authorized payroll deduction plan
•	Persons investing through an authorized investment plan for organizations that operate under Section 501(c)(3) of the Internal Revenue Code
•	Registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the Fund
•	Persons associated with the Fund, the Fund’s Distributors, the Fund’s Manager, sub-adviser or Transfer Agent, and their affiliates
•	Persons participating in a fee-based program under which they pay advisory fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services
•	Employees of MetLife

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the Statement of Additional Information, which is available on request.

If you are eligible to buy both Investor A and Institutional shares, you should buy Institutional shares since Investor A shares are subject to a front end sales charge and an annual 0.25% account maintenance fee, while Institutional shares are not. The Distributors normally pay the annual Investor A or Investor A1 account maintenance fee to dealers as a service fee on a monthly basis.

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If you redeem any class of shares and within 60 days buy new Investor A shares of the same Fund, you will not pay a sales charge on the new purchase amount. The amount eligible for this “Reinstatement Privilege” may not exceed the amount of your redemption proceeds and you may only exercise this privilege once in any twelve-month period. To exercise the privilege, contact your financial adviser, selected securities dealer or other financial intermediary or notify the Fund’s Transfer Agent in writing at the address listed on the inside back cover of this Prospectus.

Investor B and Investor C Shares — Deferred Sales Charge Options

If you select Investor B, Investor C or Investor C1 shares, you do not pay an initial sales charge at the time of purchase. Investor B shares of the Fund are available for purchase only through exchanges and reinvestment of dividends and capital gains for current holders of such shares. Investor C1 shares of the Fund are available for purchase only through reinvestment of dividends and capital gains for current holders of such shares. If you are a current shareholder of Investor B, Investor C or Investor C1 shares, you may exchange your Investor B shares for Investor B shares and your Investor C or Investor C1 shares for Investor C shares of another BlackRock Fund. The deferred sales charge that would have applied to a redemption of your original shares will also apply to a redemption of the shares you acquire in the exchange.

No deferred sales charge applies to shares that you buy through reinvestment of Fund dividends.

If you redeem your Investor B shares within six years or your Investor C or Investor C1 shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay ongoing combined distribution and account maintenance fees of 0.50% for Investor B shares, 1.00% for Investor C shares and 0.60% for Investor C1 shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. Each Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the financial adviser, selected securities dealer or other financial intermediary who assists you in purchasing Fund shares.

Each Distributor currently pays dealers a sales concession of 4.00% of the purchase price for Investor B shares from its own resources at the time of sale. Each Distributor also normally pays the annual Investor B account maintenance fee to dealers as a service fee on a monthly basis. Each Distributor normally retains the Investor B shares distribution fee.

Each Distributor currently pays dealers a sales concession of 1.00% of the purchase price of Investor C and Investor C1 shares from its own resources at the time of sale. Each Distributor pays the annual Investor C and Investor C1 account maintenance fee as a service fee and the annual Investor C and Investor C1 distribution fee as an ongoing concession to

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dealers on a monthly basis for Investor C and Investor C1 shares held for over a year and normally retains the Investor C and Investor C1 distribution fee and account maintenance fee during the first year after purchase. Under certain circumstances, a Distributor will pay the full Investor C or Investor C1 shares distribution fee and account maintenance fee to dealers beginning in the first year after purchase in lieu of paying the sales concession.

Investor B Shares

If you redeem Investor B shares of the Fund within six years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Years Since Purchase	Sales Charge(a)

0 - 1	4.00%

1 - 2	4.00%

2 - 3	3.00%

3 - 4	3.00%

4 - 5	2.00%

5 - 6	1.00%

6 and thereafter	0.00%

(a)	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. For Investor B shares acquired before December 1, 2002, the four-year deferred sales charge schedule in effect at that time will apply. Not all BlackRock Funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the original charge will apply.

Your Investor B shares convert automatically into Investor A1 shares approximately ten years after purchase. Any Investor B shares received through reinvestment of dividends paid on converting shares will also convert pro rata based on the amount of shares being converted. Investor A1 shares are subject to lower annual expenses than Investor B shares. The conversion of Investor B shares to Investor A1 shares is not a taxable event for federal income tax purposes.

Different conversion schedules apply to Investor B shares of different BlackRock Funds. For example, Investor B shares of a fixed-income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Investor B shares in an exchange from another fund with a different conversion schedule, the conversion schedule that applies to the shares you acquire in the exchange will apply. The length of time that you hold both the original and exchanged Investor B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Investor C and Investor C1 Shares

If you redeem Investor C or Investor C1 shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being

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redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends.

Investor C and Investor C1 shares do not offer a conversion privilege.

Contingent Deferred Sales Charge Waivers

The deferred sales charge relating to Investor B, Investor C or Investor C1 shares may be reduced or waived in certain circumstances, such as:

•	Exchanges pursuant to the exchange privilege
•	Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent)
•	Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code) as long as the disability arose subsequent to the purchase of the shares
•	Involuntary redemptions made of shares in accounts with low balances
•	Certain redemptions made through the systematic withdrawal plan offered by the Fund, the Manager or an affiliate
•	Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund

How to Buy, Sell, Transfer and Exchange Shares

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through your financial adviser, a selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy, sell, transfer and exchange shares through the Transfer Agent. To learn more about buying, selling, transferring or exchanging shares through the Transfer Agent, call 1-800-441-7762. Because the selection of a mutual fund involves many considerations, your financial adviser or other financial intermediary may help you with this decision.

Because of the high costs of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to Uniform Gifts or Transfers to Minors Act accounts.

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If You Want To	Your Choices	Information Important for You to Know

Buy Shares	First, select the share class appropriate for you	Refer to the share class table in this Prospectus. Be sure to read this Prospectus carefully.

Next, determine the amount of your investment	The Fund will not accept a purchase order of $500,000 or more for Investor C shares. Your registered representative may set a lower maximum for Investor C share purchases.

The minimum initial investment for Investor A and Investor C shares of the Fund is $1,000 for all accounts except it is $250 for certain fee-based programs.

The minimum initial investment for Institutional shares of the Fund is:

  • $2 million for institutions and individuals
  • $250,000 for registered investment advisers

(The minimums for initial investments may be waived under certain circumstances.)

Investor A1, Investor B and Investor C1 shares are not generally available for purchase.

Have your financial adviser, selected securities dealer or other financial intermediary submit your purchase order	The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed by the close of business on the New York Stock Exchange (generally 4:00 pm Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Selected securities dealers or other financial intermediaries may charge a processing fee to confirm a purchase. Merrill Lynch, an affiliate of the Manager, generally charges a processing fee of $5.35.

	Or contact the Transfer Agent	To purchase shares directly, call (800) 441-7762 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.

Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases is generally $50 for all accounts except that certain programs, such as automatic investment plans, may have higher minimums.

(The minimums for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends and capital gains distributions are automatically reinvested without a sales charge.

	Participate in the automatic investment plan	You may invest a specific amount on a periodic basis through your investment account.

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your shares of the Fund only to another securities dealer that has entered into an agreement with a Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.

	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with the Transfer Agent; or • Sell your shares, paying any applicable deferred sales charges.

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If You Want To	Your Choices	Information Important for You to Know

Sell Your Shares	Have your financial adviser, selected securities dealer or other financial intermediary submit your sales order	The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your dealer or other financial intermediary prior to that day’s close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Securities dealers or other financial intermediaries may charge a fee to process a redemption of shares. Merrill Lynch currently charges a processing fee of $5.35.

The Fund may reject an order to sell shares under certain circumstances.

Sell through the Transfer Agent	You may sell shares held at the Transfer Agent by writing to the Transfer Agent. All shareholders on the account must sign the letter. A signature guarantee will generally be required, but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

You may also sell shares held at the Transfer Agent by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check, (ii) $250,000 for payments through the Automated Clearing House Network (ACH) or wire transfer or (iii) $10,000,000 for sales of Institutional shares. Call (800) 441-7762 for details. Redemption requests in excess of these amounts must be in writing with a medallion signature guarantee.

Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through ACH or by wire transfer. Investor Shares may also be redeemed by use of the Fund’s automated voice response unit service (VRU). Payment for Investor Shares redeemed by VRU or Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. You will be charged a fee of $7.50 for each redemption payment made by wire transfer and $15 for redemptions by check sent via overnight mail. You are responsible for any additional charges imposed by your bank for this service.

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If You Want To	Your Choices	Information Important for You to Know

Sell Shares Systematically	Participate in the Fund’s Systematic Withdrawal Plans	To start a Systematic Withdrawal Plan (“SWP”), you must have a current investment of $10,000 or more in a BlackRock Fund. Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form, which may be obtained from the Transfer Agent. To participate, you must have your Fund dividends automatically reinvested. You may change or cancel the SWP at any time, upon written notice to the Transfer Agent. If you purchase additional Investor A shares of a BlackRock Fund at the same time you redeem shares through the SWP, you may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor B, Investor C or Investor C1 shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B, Investor C or Investor C1 shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor B, Investor C or Investor C1 shares in excess of this limit will still pay any applicable CDSC.

Ask your financial adviser or other financial intermediary for details.

Exchange Your Shares	Select the fund into which you want to exchange. Be sure to read that fund’s prospectus	Investor A, Investor B, Investor C and Institutional shares of the Fund are generally exchangeable for shares of the same class of another BlackRock Fund. If you own Investor A1 shares and wish to exchange into another fund, you will receive Investor A shares of the second fund. If you own Investor C1 shares and wish to exchange into another fund, you will receive Investor C shares of the second fund. You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund.

Some of the BlackRock Funds impose a different initial or deferred sales charge schedule. If you exchange Investor A or Investor A1 shares for shares of a fund with a higher initial sales charge than you originally paid, you may be charged the difference at the time of exchange. If you exchange Investor B, Investor C or Investor C1 shares for shares of a fund with a different deferred sales charge schedule, the schedule that applies to your original shares will apply to the shares you receive in the exchange. The time you hold Investor B, Investor C or Investor C1 shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. If you exchange Investor A, Investor A1 or Institutional shares for shares of BlackRock Summit Cash Reserves Fund, you will receive Investor A shares of BlackRock Summit Cash Reserves Fund. Investor B, Investor C or Investor C1 shares of the Fund will be exchanged for Investor B shares of BlackRock Summit Cash Reserves Fund.

You may systematically exchange monies from one fund to up to four other funds. You must have a minimum of $10,000 invested in the initial fund, and investments in any additional funds must meet minimum initial investment requirements.

To exercise the exchange privilege contact your financial adviser, selected securities dealer or other financial intermediary or call the Transfer Agent at
(800) 441-7762.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

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If You Want To	Your Choices	Information Important for You to Know

EZ Trader Account	Allows an investor to purchase or sell Fund shares by telephone or over the Internet through ACH.	Prior to establishing an EZ Trader account, please contact your bank to confirm that it is a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to BlackRock Funds, c/o PFPC, Inc., P.O. Box 9819, Providence, Rhode Island 02940-8019. Prior to placing a telephone or internet purchase or sale order, please contact the Fund at (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Fund by telephone or Internet. Proceeds will be sent to your pre-designated bank account.

Dividend Allocation Plan	Automatically invests your distributions into another fund of your choice pursuant to your instructions, without any fees or sales charges.	Please call the Fund at (800) 441-7762 for details.

Internet Transactions	Make on-line transactions and view account balances and activity	You may redeem or exchange your shares, and view activity in your account, by logging onto the BlackRock website at www.blackrock.com/funds. To use this service, you will need a browser that supports Microsoft Internet Explorer 5.5 or higher, Netscape 7.1 or higher, Firefox 1.0 or higher, and AOL 8.0 (for Windows operating systems from Windows 2000 and above). In addition, MacIntosh operating system 9 with Netscape 6.2 and MacIntosh operating system 10x with Safari 1.2.3, Netscape 6.2, and Firefox 1.0 are also supported. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. The Fund limits Internet purchases and redemptions in shares of the Fund to $25,000 per trade.

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. The procedures include the use of a protected password, Secure Socket Layering (SSL), 128-bit encryption and other precautions designed to protect the integrity, confidentiality and security of shareholder information. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

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Short-Term Trading

The Fund reserves the right to reject any purchase order, including exchanges. Short-term or excessive trading (sometimes known as “market timing”) into and out of the Fund, particularly in larger amounts, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may also dilute the value of the holdings of other shareholders of the Fund. Short-term or excessive trading may cause the Fund to retain more cash than the portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. Accordingly, the Fund has adopted certain policies and procedures, which have been reviewed and approved by the Trust’s Board of Trustees, designed to deter such short-term or excessive trading. Shareholders may not exchange their shares of the Fund for shares of another mutual fund advised by the Manager or its affiliates unless they have held the shares to be used in the exchange for at least fifteen days. The Fund will reject purchase orders from investors who have previously purchased and sold shares of the Fund within a fifteen day period. In addition, the Fund will reject purchase orders, including exchanges that fall both within and outside the fifteen day holding period, from market timers or other investors if Fund management, in its discretion, has determined that such orders are short-term or excessive, and will be disruptive to the Fund. For these purposes, Fund management considers an investor’s trading history in the Fund or other funds advised by the Manager or its affiliates, and accounts under common ownership or control. Each Distributor has entered into agreements with respect to financial advisers and other financial intermediaries that maintain omnibus accounts with the Transfer Agent pursuant to which such financial advisers and other financial intermediaries undertake to cooperate with the Distributors in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund’s shares through such accounts.

The Fund applies these policies to all shareholders. However, Fund management may not be able to determine that a specific order, particularly with respect to orders made through omnibus accounts or 401(k) plans, is short-term or excessive, and will be disruptive to the Fund and so makes no representation that all such orders can or will be rejected.

Anti-Money Laundering Requirements

The Fund is subject to the USA Patriot Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will

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be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

How Shares are Priced

IMPORTANT DEFINITIONS

Net Asset Value — the market value of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the New York Stock Exchange (the “Exchange”) is open as of the close of business on the Exchange based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

Generally, Institutional shares will have the highest net asset value because that class has the lowest expenses, and Investor A and Investor A1 shares will have a higher net asset value than Investor B, Investor C or Investor C1 shares. Also dividends paid on Investor A, Investor A1 and Institutional shares will generally be higher than dividends paid on Investor B, Investor C or Investor C1 shares because Investor A, Investor A1 and Institutional shares have lower expenses.

The Fund generally values its portfolio securities using market prices provided by an independent pricing service approved by the Trust’s Board of Trustees. If market quotations are not readily available or, in the Manager’s judgment, they do not accurately reflect fair value for a security, that security will be valued by another method that the Board of Trustees believes more accurately reflects the fair value. The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager’s Valuation Committee. Fair value determinations may be made by the Fund’s independent pricing service using a matrix pricing system or by the Valuation Committee after consideration of the material factors that may affect the value of a particular security. Fair value determinations by the Manager that affect the Fund’s net asset value are subject to review, approval or ratification, as appropriate, by the Board of Trustees. The Fund’s use of fair value pricing is designed to ensure that the Fund’s net asset value reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair value used by the Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

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The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Participation In Fee-Based Programs

If you participate in certain fee-based programs offered by the Manager or an affiliate of the Manager, or selected securities dealers or other financial intermediaries that have agreements with the Distributors, you may be able to buy Institutional shares, including by exchange from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges or redemption fee.

Shareholders that participate in a fee-based program generally have two options at termination. The program can be terminated and the shares liquidated or the program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A, Investor A1 or Institutional shares in the program are eligible to purchase additional shares of the respective share class of the Fund, but may be subject to upfront sales charges. Additional purchases of Institutional shares are available only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional shares.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial adviser, selected securities dealer or other financial intermediary.

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Dividends and Taxes

IMPORTANT DEFINITIONS

Dividends — exempt-interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

“BUYING A DIVIDEND”

You may want to avoid buying shares shortly before the Fund pays a dividend, although the impact on you will be significantly less than if you were invested in a fund paying fully taxable dividends. The reason? If you buy shares when the Fund has Realized buy not yet distributed taxable ordinary income (if any) or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

The Fund will distribute net investment income, if any, monthly and net realized capital gains, if any, at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of the Fund at net asset value or may be taken in cash. If you would like to receive dividends in cash, contact your financial adviser, selected securities dealer, other financial intermediary or the Transfer Agent.

The Fund intends to make distributions most of which will be excludable from gross income for Federal income tax purposes and exempt from any applicable New York State and New York City personal income taxes.

The Fund will only purchase a tax-exempt or municipal security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for Federal income tax purposes and exempt from New York State and New York City personal income taxes (i.e., “tax-exempt”). To the extent that the dividends distributed by the Fund are from bond interest income that is excludable from gross income for Federal income tax purposes, they are exempt from Federal income tax. To the extent that the distributions by the Fund are derived from interest from New York municipal bonds and the Fund meets certain state tax requirements, they are also exempt from New York State and New York City personal income taxes. Interest income from other investments may produce taxable distributions. Dividends derived from capital gains realized by the Fund may be subject to state and local income tax. If you are subject to income tax in a state other than New York, the dividends and gains derived from New York municipal bonds generally will not be exempt from income tax in that state.

There is a possibility that events occurring after the date of issuance of a security, or after the Fund’s acquisition of a security, may result in a determination that the interest on that security is, in fact, includable in gross income for Federal income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

Distributions derived from taxable interest income or capital gains on portfolio securities, if any, will be subject to Federal income taxes. If you redeem or exchange shares of the Fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain investors may be subject to a Federal alternative minimum tax on dividends attributable to the Fund’s investment in private activity bonds.

Generally, within 60 days after the end of the Fund’s taxable year, the Fund will tell you the amount of exempt-interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable as long term capital gains to you, regardless of how long you have held

33

your shares. The tax treatment of dividends from the Fund is the same whether you choose to receive dividends in cash or to have them reinvested in shares of the Fund.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal and state tax laws. It is not a substitute for personal tax advice. You should consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semiannual reports and prospectuses by enrolling in the Fund’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Log into your account

Delivery of Shareholder Documents

The Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

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Management of the Fund

BlackRock Advisors, LLC

BlackRock Advisors, LLC, the Fund’s Manager, manages the Fund’s investments and its business operations subject to the oversight of the Trust’s Board of Trustees. The Manager is a wholly owned subsidiary of BlackRock, Inc. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management business combined with that of BlackRock to create a new independent company that is one of the world’s largest asset management firms with over $1 trillion in assets under management. The combined company offers a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. The new company has over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe.

The Manager has the responsibility for making all investment decisions for the Fund. The Manager has a sub-advisory agreement with BlackRock Investment Management, LLC (the “Sub-Adviser”), an affiliate, under which the Manager pays the Sub-Adviser a fee for services it provides equal to 59% of the advisory fee paid to the Manager. The Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio.

The Fund pays the Manager a fee at the annual rate of 0.55% of the average daily net assets of the Fund. The Manager has voluntarily agreed to waive a portion of the fee if the Fund’s net assets exceeded $500 million so that the Fund would pay the Manager 0.55% of the average daily net assets for the first $500 million; 0.525% of the average daily net assets from $500 million to $ 1 billion and 0.50% of the average daily net assets above $1 billion.

Prior to September 29, 2006, Fund Asset Management, L.P. (“FAM”), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc., acted as the Fund’s manager and was compensated according to the same advisory fee rates. For the fiscal year ended September 30, 2005, FAM received a fee at the annual rate of 0.55% of the Fund’s average daily net assets.

A discussion of the basis for the Board of Trustees’ approval of the management agreement with the Manager and the sub-advisory agreement between the Manager and the Sub-Adviser is included in the Fund’s annual shareholder report for the most recent fiscal year ended September 30, 2006.

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Timothy T. Browse has been the Fund’s portfolio manager since 2004 and is primarily responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Mr. Browse is a Vice President of BlackRock, Inc. Prior to joining BlackRock in 2006, he was a Vice President (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2004 to 2006. He has been a portfolio manager with BlackRock or MLIM since 2004. He was also Vice President, portfolio manager and team leader of the Municipal Investments Team with Lord Abbett & Co. from 2000 to 2003.

For more information about the portfolio manager’s compensation, other accounts he manages and his ownership of Fund shares, please see the Statement of Additional Information.

The Manager was organized in 1994 to perform advisory services for investment companies. The Sub-Adviser is a registered investment adviser organized in 1999. The Manager and its affiliates had approximately $1.04 trillion in investment company and other portfolio assets under management as of June 30, 2006.

From time to time, a manager, analyst, or other employee of the Manager or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Manager or any other person within the Merrill Lynch organization. Any such views are subject to change at any time based upon market or other conditions and the Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Conflicts of Interest

The investment activities of the Manager and its affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Manager and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock Inc., PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)), are involved with a broad spectrum of financial services and asset management activities, and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in the Manager or an Affiliate having positions that are adverse to those of the Fund. Neither the Manager nor any

36

Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, the Manager or an Affiliate may compete with the Fund for appropriate investment opportunities. In addition, the Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. The Fund may also make brokerage and other payments to an Affiliate in connection with the Fund’s portfolio investment transactions.

The activities of the Manager or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. The Manager has adopted policies and procedures designed to address these potential conflicts of interest. See the Statement of Additional Information for further information.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Investor A and Investor C shares had not commenced operations as of March 31, 2006; therefore, financial performance information is not provided for Investor A and Investor C shares. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). The information for each period, with the exception of the six months ended March 31, 2006, has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Investor A1							Investor B
	For the Six Months Ended March 31, 2006 (unaudited)							For the Six Months Ended March 31, 2006 (unaudited)
			For the Year Ended September 30,							For the Year Ended September 30,
			2005	2004	2003	2002	2001			2005	2004	2003	2002	2001

Per Share Operating
Performance:

Net asset value,
beginning of period	$ 11.05		$ 11.03	$ 11.23	$ 11.45	$ 11.14	$ 10.49	$ 11.06		$ 11.04	$ 11.23	$ 11.46	$ 11.15	$ 10.50

Investment income — net	.25	(a)	.53 (a)	.53 (a)	.54 (a)	.51	.50	.23	(a)	.49 (a)	.49 (a)	.50 (a)	.47	.45

Realized and unrealized
gain (loss) — net	(.09)		.02	(.20)	(.22)	.32	.64	(.10)		.01	(.20)	(.24)	.32	.64

Total from investment
operations	.16		.55	.33	.32	.83	1.14	.13		.50	.29	.26	.79	1.09

Less dividends and
distributions:

Investment income — net	(.25)		(.53)	(.53)	(.54)	(.52)	(.49)	(.23)		(.48)	(.48)	(.49)	(.48)	(.44)

Realized gain — net	—		—	— (b)	—	— (b)	—	—		—	— (b)	—	— (b)	—

Total dividends
and distributions	(.25)		(.53)	(.53)	(.54)	(.52)	(.49)	(.23)		(.48)	(.48)	(.49)	(.48)	(.44)

Net asset value,
end of period	$ 10.96		$ 11.05	$ 11.03	$ 11.23	$ 11.45	$ 11.14	$ 10.96		$ 11.06	$ 11.04	$ 11.23	$ 11.46	$ 11.15

Total Investment Return:(c)

Based on net asset
value per share	1.48	%(d)	5.05%	3.05%	2.89%	7.73%	11.01%	1.18	%(d)	4.62%	2.72%	2.38%	7.29%	10.56%

Ratios to Average
Net Assets:

Expenses, net
of reimbursement	.85	%(e)	.84%	.84%	.84%	.80%	.69%	1.26	%(e)	1.25%	1.25%	1.25%	1.21%	1.10%

Expenses	.85	%(e)	.84%	.85%	.84%	.80%	.69%	1.26	%(e)	1.25%	1.25%	1.25%	1.21%	1.10%

Investment income — net	4.63	%(e)	4.79%	4.79%	4.83%	4.60%	4.56%	4.22	%(e)	4.38%	4.39%	4.41%	4.19%	4.16%

Supplemental Data:

Net assets, end of period
(in thousands)	$140,339		$141,319	$145,532	$150,395	$145,267	$134,563	$39,455		$45,506	$57,409	$78,510	$102,847	$123,173

Portfolio turnover	29.93%		27.34%	21.68%	55.91%	53.86%	76.22%	29.93%		27.34%	21.68%	55.91%	53.86%	76.22%

(a)	Based on average shares outstanding.
(b)	Amount is less than $(.01) per share.
(c)	Total investment returns exclude the effects of sales charges.
(d)	Aggregate total investment return.
(e)	Annualized.

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FINANCIAL HIGHLIGHTS (concluded)

	Investor C1							Institutional
	For the Six Months Ended March 31, 2006 (unaudited)							For the Six Months Ended March 31, 2006 (unaudited)
			For the Year Ended September 30,							For the Year Ended September 30,
			2005	2004	2003	2002	2001			2005	2004	2003	2002	2001

Per Share Operating
Performance:

Net asset value,
beginning of period	$ 11.06		$ 11.04	$ 11.24	$ 11.46	$ 11.15	$10.50	$11.05		$ 11.03	$ 11.23	$ 11.46	$ 11.14	$ 10.49

Investment income — net	.23	(a)	.48 (a)	.48 (a)	.48 (a)	.45	.44	.26	(a)	.54 (a)	.54 (a)	.55 (a)	.52	.51

Realized and unrealized
gain (loss) — net	(.10)		.01	(.21)	(.22)	.32	.64	(.09)		.02	(.20)	(.23)	.33	.64

Total from investment
operations	.13		.49	.27	.26	.77	1.08	.17		.56	.34	.32	.85	1.15

Less dividends and
distributions:

Investment income — net	(.22)		(.47)	(.47)	(.48)	(.46)	(.43)	(.26)		(.54)	(.54)	(.55)	(.53)	(.50)

Realized gain — net	—		—	— (b)	—	— (b)	—	—		—	— (b)	—	— (b)	—

Total dividends and
distributions	(.22)		(.47)	(.47)	(.48)	(.46)	(.43)	(.26)		(.54)	(.54)	(.55)	(.53)	(.50)

Net asset value,
end of period	$ 10.97		$ 11.06	$ 11.04	$ 11.24	$ 11.46	$11.15	$10.96		$ 11.05	$ 11.03	$ 11.23	$ 11.46	$ 11.14

Total Investment Return:(c)

Based on net asset
value per share	1.23	%(d)	4.52%	2.53%	2.38%	7.19%	10.45%	1.53	%(d)	5.15%	3.15%	2.89%	7.93%	11.12%

Ratios to Average
Net Assets:

Expenses, net
of reimbursement	1.36	%(e)	1.35%	1.35%	1.34%	1.31%	1.19%	.75	%(e)	.74%	.74%	.74%	.71%	.59%

Expenses	1.36	%(e)	1.35%	1.35%	1.35%	1.31%	1.19%	.75	%(e)	.74%	.75%	.74%	.71%	.59%

Investment income — net	4.12	%(e)	4.28%	4.29%	4.32%	4.10%	4.05%	4.73	%(e)	4.89%	4.90%	4.92%	4.69%	4.66%

Supplemental Data:

Net assets, end of period
(in thousands)	$17,318		$17,080	$17,309	$16,729	$14,773	$8,730	$11,180		$10,593	$10,332	$10,275	$11,928	$17,553

Portfolio turnover	29.93%		27.34%	21.68%	55.91%	53.86%	76.22%	29.93%		27.34%	21.68%	55.91%	53.86%	76.22%

(a)	Based on average shares outstanding.
(b)	Amount is less than $(.01) per share.
(c)	Total investment returns exclude the effects of sales charges. Effective December 28, 2005, Institutional shares are no longer subject to any front-end sales charge.
(d)	Aggregate total investment return.
(e)	Annualized.

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FUND
BlackRock New York Municipal Bond Fund
of BlackRock Multi-State Municipal Series Trust
P.O. Box 9011
Princeton, New Jersey 08543-9011
(800) 441-7762

MANAGER
BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

SUB-ADVISER
BlackRock Investment Management, LLC
P.O. Box 9011
Princeton, New Jersey 08543-9011

TRANSFER AGENT
PFPC, Inc.
P.O. Box 9819
Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
750 College Road East
Princeton, New Jersey 08540

ACCOUNTING SERVICES PROVIDER
State Street Bank and Trust Company
500 College Road East
Princeton, New Jersey 08540

DISTRIBUTORS
BlackRock Distributors, Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406

FAM Distributors, Inc.
P.O. Box 9081
Princeton, New Jersey 08543-9081

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019-6018

For More Information

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Shareholder Reports

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports. In the Fund’s Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain these reports at no cost at www.blackrock.com or by calling 1-800-441-7762.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your financial adviser or other financial intermediary or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial adviser or other financial intermediary or call the Transfer Agent at 1-800-441-7762.

Statement of Additional Information

The Statement of Additional Information contains further information about the Fund. The portions of the Statement of Additional Information relating to the Fund are incorporated by reference into (legally considered part of) this Prospectus. The portions of the Statement of Additional Information that do not relate to the Fund are not incorporated by reference, are not part of this Prospectus, and should not be relied on by investors in the Fund. You may obtain a free copy at www.blackrock.com or by writing to the Fund at PFPC, Inc., P.O. Box 9819, Providence, Rhode Island 02940-8019 or by calling 1-800-441-7762.

World Wide Web

Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com

Securities and Exchange Commission

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. This information is also available on the Commission’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from the information contained in this Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT COMPANY ACT FILE #811-04375
©BlackRock Advisors, LLC

Code #10342-1006BR